UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2014

First Priority Financial Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-140879	20-8420347
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 West Liberty Boulevard, Suite 104 Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 280-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 6, 2014, First Priority Financial Corp. (the “Company”) distributed a press release announcing its earnings for the quarter ended March 31, 2014. The press release is attached hereto as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure.

On May 6, 2014, the Company is holding the Company’s Annual Meeting of Shareholders. The slide presentation for the event is attached hereto as Exhibit 99.2 and incorporated herein by reference. The information in this Item 7.01 and Exhibit 99.2 is intended to be furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of First Priority Financial Corp., dated May 6, 2014, announcing earnings for the quarter ended March 31, 2014.

99.2	Information in presentation by First Priority Financial Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PRIORITY FINANCIAL CORP.

Dated: May 6, 2014	By:	/s/ Mark J. Myers
Mark J. Myers
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release of First Priority Financial Corp., dated May 6, 2014, announcing earnings for the quarter ended March 31, 2014.

99.2	Information in presentation by First Priority Financial Corp.